                             LETTER OF TRANSMITTAL

                         HUNTSMAN PACKAGING CORPORATION
                       OFFER FOR ANY AND ALL OUTSTANDING
                    91/8% SENIOR SUBORDINATED NOTES DUE 2007
                                IN EXCHANGE FOR
                    91/8% SENIOR SUBORDINATED NOTES DUE 2007
          WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933

                PURSUANT TO THE PROSPECTUS DATED ________, 1998


       THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M.,
NEW YORK CITY TIME, ON _________, _______, 1998, UNLESS THE OFFER IS EXTENDED.
    TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE
                                EXPIRATION DATE

                 The Exchange Agent for the Exchange Offer is:
                             The Bank of New York

     By Hand or Overnight Delivery:             Facsimile Transmission:           By Registered or Certified Mail:
                                             (Eligible Institutions Only)
          The Bank of New York                                                          The Bank of New York
           101 Barclay Street                        [      ]                       101 Barclay Street, Floor 7E
    Corporate Trust Services Window,                                                  New York, New York 10286
              Ground Floor                                                       Attention:  Reorganization Section
        New York, New York 10286
Attention: Reorganization Section
                                                To Confirm by Telephone
                                             or for Information call:

                                                     [      ]

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE, DOES NOT CONSTITUTE A VALID DELIVERY.

     The undersigned acknowledges that he or she has received the Prospectus, dated _______, 1998 (the "Prospectus"), of Huntsman Packaging Corporation, a Utah corporation ("Huntsman Packaging"), and this Letter of Transmittal (the "Letter of Transmittal"), which together constitute Huntsman Packaging's offer (the "Exchange Offer") to exchange an aggregate principal amount of up to $125,000,000 of its 91/8% Senior Subordinated Notes due 2007 (the "New Notes") which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for a like principal amount of the issued and outstanding 91/8% Senior Subordinated Notes due 2007 (the "Old Notes") of Huntsman Packaging from the holders thereof.

     For each Old Note accepted for exchange, the holder of such Old Note will receive a New Note having a principal amount equal to that of the surrendered Old Note. Interest on each New Note will accrue (A) from the later of (i) the last interest payment date on which interest was paid on the Old Note surrendered in exchange therefor, or (ii) if the Old Note is surrendered for exchange on a date in a period which includes the record date for an interest payment date to occur on or after the date of such exchange and as to which interest will be paid, the date of such interest payment date or (B) if no interest has been paid on the Old Notes, from September 30, 1997. Accordingly, registered holders of New Notes on the relevant record date for the first interest payment date following the consummation of the Exchange Offer will receive interest accruing from the most recent date to which interest has been paid or, if no interest has been paid, from September 30, 1997. Old Notes accepted for exchange will cease to accrue interest from and after the date of consummation of the Exchange Offer. Holders of Old Notes whose Old Notes are accepted for exchange will not receive any payment in respect of accrued interest on such Old Notes. If Huntsman Packaging fails to comply with certain registration obligations as set forth in the Registration Rights Agreement, dated as of September 19, 1997, Huntsman Packaging shall pay additional interest (up to a maximum of 1.0% per annum in aggregate of the principal amount) to holders of Old Notes affected thereby. See "Description of the Notes and Guarantees -- Additional Interest"
section in the Prospectus. Holders of Old Notes accepted for exchange will be deemed to have waived the right to receive any other payment or accrued interest on the Old Notes. Huntsman Packaging reserves the right, at any time or from time to time, to extend the Exchange Offer at its discretion, in which event the term "Expiration Date" shall mean the latest time and date to which the Exchange Offer is extended. Huntsman Packaging shall notify the holders of the Old Notes of any extension by oral or written notice prior to 9:00 A.M., New York City time, on the next business day after the previously scheduled Expiration Date.

     This Letter of Transmittal is to be completed by a holder of Old Notes either if certificates are to be forwarded herewith or if a tender of Old Notes, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures for tender set forth in "The Exchange Offer -- Book-Entry Transfer" section of the Prospectus and an Agent's Message (as defined herein) is not delivered. Holders who are Book-Entry Transfer Facility participants tendering by book-entry transfer must execute such tender through the Automated Tender Offer Program ("ATOP"). A holder using ATOP should transmit its acceptance to the Book-Entry Transfer Facility on or prior to the Expiration Date. The Book-Entry Transfer Facility will verify such acceptance, execute a book-entry transfer of the tendered Old Notes into the Exchange Agent's account at the Book-Entry Transfer Facility, and then send to the Exchange Agent confirmation of such book-entry transfer (a "Book-Entry Confirmation"), including an Agent's Message confirming that the Book-Entry Transfer Facility has received an express acknowledgment from such holder that such holder has received and agrees to be bound by this Letter of Transmittal and that Huntsman Packaging may enforce this Letter of Transmittal against such holder. The Book-Entry Confirmation must be received by the Exchange Agent in order for the tender relating thereto to be effective. Holders of Old Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of book-entry tender of their Old Notes into the Exchange Agent's account at the Book-Entry Transfer Facility and all other documents required by this Letter of Transmittal to the Exchange Agent on or prior to the Expiration Date, must tender their Old Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus.

     DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

                     NOTE: SIGNATURE MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

     The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

     List below the Old Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amount of Old Notes should be listed on a separate signed schedule affixed hereto.


--------------------------------------------------------------------------------------------------------------------
                 DESCRIPTION OF OLD NOTES                            1                   2                    3
--------------------------------------------------------------------------------------------------------------------
                                                                                     AGGREGATE
                                                                                     PRINCIPAL            PRINCIPAL
      NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)           CERTIFICATE          AMOUNT OF             AMOUNT
                (PLEASE FILL IN, IF BLANK)                      NUMBER(S)*          OLD NOTE(S)          TENDERED**
--------------------------------------------------------------------------------------------------------------------

                                                               -----------------------------------------------------

                                                               -----------------------------------------------------

                                                               -----------------------------------------------------
                                                                  TOTAL
--------------------------------------------------------------------------------------------------------------------

*    Need not be completed if Old Notes are being tendered by book-entry transfer.

**   Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Old Notes represented by the Old Notes indicated in column 2. See Instruction 2. Old Notes tendered hereby must be in denomination of principal amount of $1,000 or an integral multiple thereof. See Instruction 1.
--------------------------------------------------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

     By crediting Old Notes to the Exchange Agent's Account at the Book-Entry Facility in accordance with the Book-Entry Transfer Facility's ATOP and by complying with applicable ATOP procedures with respect to the Exchange Offer, including transmitting an Agent's Message to the Exchange Agent in which the holder of Old Notes acknowledge and agrees to be bound by the terms of this Letter of Transmittal, the participant in ATOP confirms on behalf of itself and the beneficial owners as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent.

     Name of Tendering Institution ___________________________________________

     Account Number ________________   Transaction Code Number _______________


[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

     Name(s) of Registered Holder(s)__________________________________________
     Window Ticket Number (if any)____________________________________________
     Date of Execution of Notice of Guaranteed Delivery_______________________

     Name of Institution which Guaranteed Delivery____________________________


IF DELIVERED BY BOOK-ENTRY TRANSFER, COMPLETE THE FOLLOWING:

     Account Number ________________   Transaction Code Number _______________

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name _____________________________________________________________________
Address __________________________________________________________________
        __________________________________________________________________


     If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes, it represents that the Old Notes to be exchanged for New Notes were acquired by it as a result of market-making or other trading activities and represents that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes; however, by so represents and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to Huntsman Packaging the aggregate principal amount of Old Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, Huntsman Packaging all right, title and interest in and to such Old Notes as are being tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact with respect to the tendered Old Notes, will full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) subject only to the right of withdrawal described in the Prospectus, to (i) deliver Certificates for Old Notes to Huntsman Packaging together with all accompanying evidences of transfer and authenticity to, or upon the order of, Huntsman Packaging, upon receipt by the Exchange Agent, as the undersigned's agent, of the New Notes to be issued in exchange for the Old Notes, (ii) present Certificates for such Old Notes for transfer, and to transfer the Old Notes on the books of Huntsman Packaging, and (iii) receive for the account of Huntsman Packaging all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms and conditions of the Exchange Offer.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that when the same are accepted for exchange, Huntsman Packaging will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and that the Old Notes are not subject to any adverse claim when the same are accepted by Huntsman Packaging. The undersigned hereby further represents that any New Notes acquired in exchange for Old Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Notes, whether or not such person is the undersigned, that neither the holder of such Old Notes nor any such other person has an arrangement or understanding with any person to participate in the distribution of such New Notes and that neither the holder of such Old Notes nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act, of Huntsman Packaging.

     The undersigned also acknowledges that this Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the "Commission") contained in several no-action letters issued to third parties, that the New Notes issued pursuant to the Exchange Offer in exchange for the Old Notes may be freely transferable by holders thereof (other than any such holder which is an "affiliate" of Huntsman Packaging within the meaning of Rule 405 under the Securities Act) without further registration under the Securities Act; provided, however, that each holder that wishes to exchange its Old Notes for New Notes will be required to represent (i) that any New Notes to be received by it will be acquired in the ordinary course of its business, (ii) that at the time of the commencement of the Exchange Offer it has no arrangement or understanding with any person to participate in the distribution (within the meaning of the Securities Act) of the New Notes in violation of the Securities Act, (iii) that it is not an "affiliate" (as defined in Rule 405 promulgated under the Securities Act) of Huntsman Packaging, (iv) if such Holder is not a broker-dealer, that it is not engaged in, and does not intend to engage in, the distribution of New Notes and (v) if such holder is a broker-dealer (a "Participating Broker-Dealer") that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making or other trading activities, that it will deliver a prospectus in connection with any resale of such New Notes and that it acquired such Old Notes as a result of market-making activities or other trading activities. However, Huntsman Packaging does not intend to request the Commission to consider, and the Commission has not considered, the Exchange Offer in the context of a no-action letter and there can be no assurance that the staff of the Commission would make a similar determination with respect to the Exchange Offer as in such other circumstances. Huntsman Packaging will agree to make available, during the period required by the Securities Act, a prospectus meeting the requirements of the Securities Act for use by Participating Broker-Dealers and other persons, if any, with similar prospectus delivery requirements for use in connection with any resale of New Notes. If any holder is an affiliate of Huntsman Packaging or is engaged in or intends to engage in or has any arrangement with any person to participate in the distribution of the New Notes to be acquired pursuant to the Exchange Offer, such holder
 (i) could not rely on the applicable interpretations of the staff of the Commission and (ii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction, including the delivery of a prospectus which contains the information with respect to any selling holder required by the Securities Act. Each broker-dealer that receives New Notes for its own account pursuant to the Exchange Offer must represent to Huntsman Packaging that the Old Notes to be exchanged for the New Notes were acquired by it as a result of market-making or other trading activities and represents that it will deliver a prospectus in connection with any resale of such New Notes. The Letter of Transmittal states that by so representing and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     The undersigned will, upon request, execute and deliver any additional documents deemed by Huntsman Packaging to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder will be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and will not be affected by, and will survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer -- Withdrawal of Tenders" section of the Prospectus.

     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please deliver the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Old Notes, please credit the account indicated above at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated herein in the box entitled "Special Delivery Instructions" below, please send the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Old Notes."

     THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD NOTES" ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOX ABOVE.

              SPECIAL ISSUANCE INSTRUCTIONS                                     SPECIAL DELIVERY INSTRUCTIONS
               (SEE INSTRUCTIONS 3 AND 4)                                        (SEE INSTRUCTIONS 3 AND 4)

   To be completed ONLY if certificates for Old Notes                To be completed ONLY if certificates for Old Notes
not exchanged and/or New Notes are to be issued in the            not exchanged and/or New Notes are to be sent to
name of and sent to someone other than the person or              someone other than the person or persons whose
persons whose signature(s) appear(s) below on this                signature(s) appear(s) below on this Letter of Trans
Letter of Transmittal, or if Old Notes delivered by               mittal or to such person or persons at an address other
book-entry transfer that are not accepted for exchange            than shown in the box entitled "Description of Old
are to be returned by credit to an account maintained at          Notes" above on this Letter of Transmittal.
the Book-Entry Transfer Facility other than the account
indicated above.                                                  Mail:  New Notes and/or Old Notes to:

Issue:  New Notes and/or Old Notes to:                            Name(s)________________________________________
                                                                                   (PLEASE TYPE OR PRINT)
Names(s)________________________________________
                 (PLEASE TYPE OR PRINT)                           _______________________________________________
                                                                                   (PLEASE TYPE OR PRINT)
________________________________________________
                 (PLEASE TYPE OR PRINT)                           Address________________________________________

Address_________________________________________                  _______________________________________________
                                                                                     (INCLUDE ZIP CODE)
________________________________________________
                   (INCLUDE ZIP CODE)
             (COMPLETE SUBSTITUTE FORM W-9)

o Credit unexchanged Old Notes delivered by book-entry transfer to the Book-Entry Transfer
Facility account set forth below.


________________________________________________
      (BOOK-ENTRY TRANSFER FACILITY
      ACCOUNT NUMBER, IF APPLICABLE)


     IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE HEREOF OR AN AGENT'S MESSAGE IN LIEU HEREOF (TOGETHER WITH THE CERTIFICATES FOR OLD NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                                   PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                                    CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.


                                       PLEASE SIGN HERE
                          (TO BE COMPLETED BY ALL TENDERING HOLDERS)
                  (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9 ON REVERSE SIDE)


Dated .................................................................., 1998

  X ..............................  ...................................., 1998

  X...............................  ...................................., 1998
       SIGNATURE(S) OF OWNER                            DATE

       Area Code and Telephone Number ........................................

   If a holder is tendering any Old Notes, this Letter of Transmittal must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Old Notes or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s)      .................................................................

             .................................................................
                                    (PLEASE TYPE OR PRINT)

Capacity     .................................................................

Address      .................................................................

             .................................................................
                                      (INCLUDE ZIP CODE)


                            SIGNATURE(S) GUARANTEE
                        (IF REQUIRED BY INSTRUCTION 3)

Signature(s) Guaranteed by
an Eligible Institution ......................................................
                            (AUTHORIZED SIGNATURE)

  ............................................................................
                                    (TITLE)

   ...........................................................................
                                (NAME AND FIRM)

Dated   ................................................................, 1998

                                                   INSTRUCTIONS

    FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER FOR ALL
             OUTSTANDING 91/8% SENIOR SUBORDINATED NOTES DUE 2007
         IN EXCHANGE FOR THE 91/8% SENIOR SUBORDINATED NOTES DUE 2007
          WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933
                       OF HUNTSMAN PACKAGING CORPORATION

1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND NOTES; GUARANTEED DELIVERY PROCEDURES.

         This Letter of Transmittal is to be completed by holders of Old Notes either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offer -- Book-Entry Transfer" section of the Prospectus and an Agent's Message is not delivered. Holders who are Book-Entry Transfer Facility participants tendering by Book-Entry transfer must execute such tender to the Book-Entry Transfer Facility's ATOP system. A holder using ATOP should transmit its acceptance to the Book-Entry Transfer Facility on or prior to the Expiration Date. The Book-Entry Transfer Facility will verify such acceptance, execute a book-entry transfer of the tendered Old Notes into the Exchange Agent's account at the Book-Entry Transfer Facility, and then send to the Exchange Agent confirmation of such book-entry transfer (a "Book-Entry Confirma tion"), including an Agent's Message confirming that the Book-Entry Transfer Facility has received an express acknowledgment from such holder that such holder has received and agrees to be bound by this Letter of Transmittal and that Huntsman Packaging may enforce this Letter of Transmittal against such holder. The Book-Entry confirmation must be received by the Exchange Agent in order for the tender relating thereto to be effective. Certificates for all physically tendered Old Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile hereof) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Old Notes tendered hereby must be in denominations of principal amount of $1,000 or an integral multiple thereof.

         Holders of Old Notes whose certificates for Old Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Old Notes pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution, (ii) prior to Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) and Notice of Guaranteed Delivery, substantially in the form provided by Huntsman Packaging (by facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Old Notes and the amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange, Inc. ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Old Notes in proper form for transfer, or, if using ATOP, a Book-Entry Confirmation and any other documents required by the Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically tendered Old Notes, in proper form for transfer, or, if using ATOP, a Book-Entry Confirmation and all other documents required by this Letter of Transmittal, are received by the Exchange Agent within three NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

         The method of delivery of this Letter of Transmittal, the Old Notes and all other required documents is at the election and risk of the tendering holders and the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Old Notes are sent by mail, it is suggested that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date.

         See "The Exchange Offer" section of the Prospectus.

2. PARTIAL TENDERS (NOT APPLICABLE TO HOLDERS OF OLD NOTES WHO TENDER BY BOOK-ENTRY TRANSFER).

         If less than all the Old Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Old Notes to be tendered in the box above entitled "Description of Old Notes -- Principal Amount Tendered." In such case, a reissued certificate representing the balance of Old Notes not tendered will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, promptly after the Expiration Date. ALL OF THE OLD NOTES DELIVERED TO THE EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED.

3. SIGNATURES ON THIS LETTER OF TRANSMITTAL; POWERS OF ATTORNEY AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

         If this Letter of Transmittal is signed by the registered holder of the Old Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

         If any tendered Old Notes are owned of record by two or more joint owners, all of such owners must sign this Letter of Transmittal.

         If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.

         When this Letter of Transmittal is signed by the registered holder or holders of the Old Notes specified herein and tendered hereby, no endorsements of certificates or separate powers of attorney are required. If, however, the New Notes are to be issued, or any untendered Old Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate powers of attorney are required. Signatures on such certificate(s) must be guaranteed by a firm which is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or by a commercial bank or trust company having an office or correspondent in the United States (collectively, "Eligible Institutions").

         If this Letter of Transmittal is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate powers of attorney, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s) and signatures on such certificate(s) must be guaranteed by an Eligible Institution.

         If this Letter of Transmittal or any certificates or powers of attorney are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by Huntsman Packaging, proper evidence satisfactory to Huntsman Packaging of their authority to so act must be submitted with this Letter of Transmittal.

         ENDORSEMENTS ON CERTIFICATES FOR OLD NOTES OR SIGNATURES ON POWERS OF ATTORNEY REQUIRED BY THIS INSTRUCTION 3 MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION.

         SIGNATURES ON THIS LETTER OF TRANSMITTAL NEED NOT BE GUARANTEED BY AN ELIGIBLE INSTITUTION, PROVIDED THE OLD NOTES ARE TENDERED: (I) BY A REGISTERED HOLDER OF OLD NOTES (WHICH TERM, FOR PURPOSES OF THE EXCHANGE OFFER, INCLUDES ANY PARTICIPANT IN THE BOOK-ENTRY TRANSFER FACILITY SYSTEM WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE HOLDER OF SUCH OLD NOTES) WHO HAS NOT COMPLETED THE BOX ENTITLED "SPECIAL ISSUANCE INSTRUCTIONS" OR "SPECIAL DELIVERY INSTRUCTIONS" ON THIS LETTER OF TRANSMITTAL OR (II) FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION.

4.  SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

         Tendering holders of Old Notes should indicate in the applicable box the name and address to which New Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Old Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Holders tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such holder may designate hereon. If no such instructions are given, such Old Notes not exchanged will be returned to the name or address of the person signing this Letter of Transmittal.

5.  TAX IDENTIFICATION NUMBER.

         Federal income tax law generally requires that a tendering holder whose Old Notes are accepted for exchange must provide Huntsman Packaging (as payor) with such holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below, which in the case of a tendering holder who is an individual, is his social security number. If Huntsman Packaging is not provided with the current TIN or an adequate basis for an exemption, such tendering holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery to such tendering holder of New Notes may be subject to backup withholding in an amount equal to 31% of all reportable payments made after the exchange. If withholding results in an overpayment of taxes, a refund may be obtained.

         EXEMPT HOLDERS OF OLD NOTES (INCLUDING, AMONG OTHERS, ALL CORPORATIONS AND CERTAIN FOREIGN INDIVIDUALS) ARE NOT SUBJECT TO THESE BACKUP WITHHOLDING AND REPORTING REQUIREMENTS. SEE THE ENCLOSED GUIDELINES OF CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 (THE "W-9 GUIDELINES") FOR ADDITIONAL INSTRUCTIONS.

         To prevent backup withholding, each tendering holder of Old Notes must provide its correct TIN by completing the Substitute Form W-9 set forth below, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding or (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the tendering holder of Old Notes is a nonresident alien or foreign entity not subject to backup withholding, such holder must give Huntsman Packaging a completed Form W-8, Certificate of Foreign Statutes. These forms may be obtained from the Exchange Agent. If the Old Notes are in more than one name or are not in the name of the actual owner, such holder should consult the W-9 Guidelines for information on which TIN to report. If such holder does not have a TIN, such holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9 and write "applied for" in lieu of its TIN. Note: Checking this box and writing "applied for" on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If such holder does not provide its TIN to Huntsman Packaging within 60 days, backup withholding will begin and continue until such holder furnishes its TIN to Huntsman Packaging.

6.  TRANSFER TAXES.

         Huntsman Packaging will pay all transfer taxes, if any, applicable to the transfer of Old Notes to it or its order pursuant to the Exchange Offer. If, however, New Notes and/or substitute Old Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer of Old Notes to Huntsman Packaging or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

         EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE OLD NOTES SPECIFIED IN THIS LETTER OF TRANSMITTAL.

7.  WITHDRAWAL RIGHTS.

         Except as otherwise provided herein, tenders of Old Notes may be withdrawn at any time on or prior to the Expiration Date. In order for a withdrawal to be effective on or prior to that time, a written or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at one of its addresses set forth above or in the Prospectus on or prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the Old Notes to be withdrawn, the aggregate principal amount of Old Notes to be withdrawn and (if Certificates for Old Notes have been tendered) the name of the registered holder of the Old Notes as set forth on the Certificate for the Old Notes, if different from that of the person who tendered such Old Notes. If Certificates for the Old Notes have been delivered or otherwise identified to the Exchange Agent, then prior to the physical release of such Certificates for the Old Notes, the tendering holder must submit the serial numbers shown on the particular Certificates for the Old Notes to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of Old Notes tendered for the account of an Eligible Institution. If Old Notes have been tendered pursuant to the procedures for book-entry transfer set forth in the Prospectus under "The Exchange Offer -- Procedures for Tendering Old Notes," the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Old Notes, in which case a notice of withdrawal will be effective if delivered to the Exchange Agent by written or facsimile transmission. Withdrawals of tenders of Old Notes may not be rescinded. Old Notes properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time on or prior to the Expiration Date by following any of the procedures described in the Prospectus under "The Exchange Offer -- Procedures for Tendering Old Notes."

          All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by Huntsman Packaging, in its sole discretion, whose determination shall be final and binding on all parties. Neither Huntsman Packaging, any affiliates or assigns of Huntsman Packaging, the Exchange Agent nor any other person shall be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any Old Notes which have been tendered but which are withdrawn will be returned to the holder thereof without cost to such holder promptly after withdrawal.

8.  IRREGULARITIES.

         Huntsman Packaging will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Old Notes, which determination shall be final and binding on all parties. Huntsman Packaging reserves the absolute right to reject any and all tenders determined by them not to be in proper form or the acceptance of which, or exchange for which, may, in the view of counsel to Huntsman Packaging be unlawful. Huntsman Packaging also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under "The Exchange Offer -- Conditions to the Exchange Offer" or any conditions or irregularity in any tender of Old Notes of any particu lar holder whether or not similar conditions or irregularities are waived in the case of other holders. Huntsman Packaging's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Old Notes will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. Huntsman Packaging, any affiliates or assigns of Huntsman Packaging, the Exchange Agent, or any other person shall not be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

9.  WAIVER OF CONDITIONS.

         Huntsman Packaging reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

10.  NO CONDITIONAL TENDERS.

         No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Old Notes, by execution of this Letter of Transmittal (or by book-entry transfer through ATOP), will waive any right to receive notice of the acceptance of their Old Notes for exchange.

         Neither Huntsman Packaging, the Exchange Agent nor any other person is obligated to give notice to any defect or irregularity with respect to any tender of Old Notes nor will any of them incur any liability for failure to give any such notice.

11. MUTILATED, LOST, STOLEN OR DESTROYED OLD NOTES.

         Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

12.  REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

         Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent, at the address and telephone number indicated above.

13.  INCORPORATION OF LETTER OF TRANSMITTAL.

         This Letter of Transmittal shall be deemed to be incorporated in and acknowledged and accepted by any tender through the Book-Entry Transfer Facility's ATOP procedures by any Participant on behalf of itself and the beneficial owners of any Old Notes so tendered.

                   TO BE COMPLETED BY ALL TENDERING HOLDERS

                              (SEE INSTRUCTION 5)

                 PAYOR'S NAME: HUNTSMAN PACKAGING CORPORATION

SUBSTITUTE                            PART 1--PLEASE PROVIDE YOUR TIN IN
FORM W-9                              THE BOX AT RIGHT AND CERTIFY BY                    TIN _________________
DEPARTMENT OF THE TREASURY            SIGNING AND DATING BELOW.                                   SOCIAL SECURITY NUMBER OR
INTERNAL REVENUE SERVICE                                                                       EMPLOYER IDENTIFICATION NUMBER

PAYOR'S REQUEST FOR TAXPAYER
IDENTIFICATION NUMBER ("TIN")         PART 2--TIN APPLIED FOR [ ]
AND CERTIFICATION
                                      CERTIFICATION:  UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT:

                                      (1) the number shown on this form is my correct
                                          Taxpayer Identification Number (or I am waiting
                                          for a number to be issued to me).

                                      (2) I am not subject to backup withholding either
                                          because: (a) I am exempt from backup
                                          withholding, or (b) I have not been notified by
                                          the Internal Revenue Service (the "IRS") that I
                                          am subject to backup withholding as a result of
                                          a failure to report all interest or dividends,
                                          or (c) the IRS has notified me that I am no
                                          longer subject to backup withholding, and

                                      (3) any other information provided on this form is
                                          true and correct.


                                      Signature______________________________  Date_____________

You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.

      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX
                       IN PART 2 OF SUBSTITUTE FORM W-9

            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, 31 percent of all reportable payments made to me thereafter will be withheld until I provide a number.


--------------------------------          --------------------------------
        Signature                                       Date
--------------------------------------------------------------------------



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